===============================================================================




                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported) June 29, 2001


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 2001, providing for the issuance of the CWMBS, INC., CHL Mortgage
          Pass-Through Trust 2001-13, Mortgage Pass-Through
          Certificates, Series 2001-13).


                                  CWMBS, INC.
         ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                        333-51332            95-4596514
(State of Other Jurisdiction            (Commission         (I.R.S. Employer
    of Incorporation)                   File Number)        Identification No.)




                4500 Park Granada
                Calabasas, California                       91302
          --------------------------------              ------------------
              (Address of Principal                       (Zip Code)
              Executive Offices)



       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------


------------------------------------------------------------------------------


==============================================================================

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


         On June 29, 2001, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of June 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as seller and as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2001-13.






















----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated January 10, 2001 and the Prospectus Supplement dated June 26, 2001, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2001-13.

         Mortgage Loan Statistics
         ------------------------

         The following tables describe characteristics of the mortgage loans as of the Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans as of the date set forth below. The sum of the columns may not equal the respective totals due to rounding.


                                Mortgage Rates

-----------------------------------------------------------------------------------------
Mortgage Rates (%)      Number of               Aggregate Principal         Percent of
                        Mortgage Loans          Balance Outstanding            Loan
-----------------------------------------------------------------------------------------
             6.625                 1                $450,000.00                  0.29%
             6.750                 1                $410,646.14                  0.27%
             6.875                 5              $1,733,750.00                  1.14%
             7.000                 9              $3,492,950.00                  2.29%
             7.125                24              $9,904,920.00                  6.49%
             7.250                55             $23,340,756.52                 15.30%
             7.375                69             $28,517,631.41                 18.69%
             7.500                71             $31,497,536.00                 20.65%
             7.625                45             $18,158,607.26                 11.90%
             7.750                38             $16,126,943.53                 10.57%
             7.875                24              $9,194,643.54                  6.03%
             8.000                 7              $2,763,400.00                  1.81%
             8.125                 5              $1,874,717.41                  1.23%
             8.250                 2                $652,000.00                  0.43%
             8.375                 5              $2,698,100.00                  1.77%
             8.500                 1                $288,800.00                  0.19%
             8.750                 2                $684,650.00                  0.45%
             9.000                 2                $756,000.00                  0.50%
Grand Total                      366            $152,546,051.81                   100%
-----------------------------------------------------------------------------------------


---------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 7.5051483% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 7.5095241% per annum.





                   Current Mortgage Loan Principal Balances

-------------------------------------------------------------------------------------
Current Mortgage         Number of           Aggregate Principal        Percent of
Loan Amount              Mortgage Loans      Balance Outstanding           Loan
-------------------------------------------------------------------------------------
$250,001 - $300,000                  31          $  9,088,401.18               5.96%
$300,001 - $350,000                 100          $ 32,736,276.92              21.46%
$350,001 - $400,000                  94           $35,265,771.01              23.12%
$400,001 - $450,000                  49           $20,684,806.67              13.56%
$450,001 - $500,000                  36           $17,180,702.22              11.26%
$500,001 - $550,000                  16            $8,429,713.81               5.53%
$550,001 - $600,000                  14            $8,096,200.00               5.31%
$600,001 - $650,000                  11            $7,005,400.00               4.59%
$650,001 - $700,000                   2            $1,378,500.00               0.90%
$700,001 - $750,000                   2            $1,466,250.00               0.96%
$750,001 - $1,000,000                 7            $6,144,150.00               4.03%
$1,000,001 - $1,500,000               3            $3,319,880.00               2.18%
$1,500,001 - $1,750,000               1            $1,750,000.00               1.15%
Grand Total                         366          $152,546,051.81             100.00%
-------------------------------------------------------------------------------------


---------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $416,792.49.





                  Documentation Program for Mortgage Loans



------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
Type of Program          Mortgage Loans     Balance Outstanding           Loan
------------------------------------------------------------------------------------
Alternative                         134         $54,918,759.54               36.00%
CLUES                                20          $7,534,900.00                4.94%
Full                                148         $64,899,296.60               42.54%
Reduced                              61         $24,180,095.67               15.85%
Streamline                            3          $1,013,000.00                0.66%
Grand Total                         366        $152,546,051.81              100.00%
------------------------------------------------------------------------------------








                      Original Loan-to Value Ratios(1)(2)

------------------------------------------------------------------------------------
Original Loan-to         Number of          Aggregate Principal        Percent of
Value Ratios (%)         Mortgage Loans     Balance Outstanding           Loan
------------------------------------------------------------------------------------
50.00 and below                      24         $ 11,153,646.14               7.31%
50.01 to 55.00                       13         $  5,173,400.00               3.39%
55.01 to 60.00                       10         $  4,182,241.00               2.74%
60.01 to 65.00                       25         $ 12,275,430.00               8.05%
65.01 to 70.00                       36         $ 16,061,936.55              10.53%
70.01 to 75.00                       76         $ 33,948,024.26              22.25%
75.01 to 80.00                      142         $ 56,480,217.27              37.03%
80.01 to 85.00                        4         $  1,301,500.00               0.85%
85.01 to 90.00                       26         $  8,890,806.59               5.83%
90.01 to 95.00                       10         $  3,078,850.00               2.02%
Grand Total                         366         $152,546,051.81             100.00%
------------------------------------------------------------------------------------


---------

(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 72.28%.

(2) Does not take in account any secondary financing on the mortgage loans in loan group 1 that may exist at the time of origination.






                State Distribution of Mortgaged Properties (1)

------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
State                    Mortgage Loans     Balance Outstanding           Loan
------------------------------------------------------------------------------------
CA                                  237         $ 98,366,249.46              64.48%
CO                                   22         $  9,938,454.00               6.52%
TX                                   13         $  6,121,891.81               4.01%
MA                                    9         $  3,660,643.54               2.40%
AZ                                    7         $  3,300,613.00               2.16%
Other (less than 2%)                 78         $ 31,158,200.00              20.43%
Total                               366         $152,546,051.81             100.00%
------------------------------------------------------------------------------------


---------

(1) The Other row in the preceding table includes 26 other states and the District of Columbia with under 2.00% concentrations individually. No more than approximately 1.88% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.






                          Purpose of Mortgage Loans


------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
Property Type            Mortgage Loans     Balance Outstanding           Loan
------------------------------------------------------------------------------------
Purchase                            152         $ 59,472,314.99              38.99%
Refinance (rate/term)               112         $ 49,711,129.28              32.59%
Refinance (cash-out)                102         $ 43,362,607.54              28.43%
Grand Total                         366         $152,546,051.81             100.00%
------------------------------------------------------------------------------------





                        Types of Mortgaged Properties

------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
Loan Purpose             Mortgage Loans     Balance Outstanding           Loan
------------------------------------------------------------------------------------
Single Family                       264         $111,318,973.26              72.97%
Condominium                          12          $ 4,636,750.00               3.04%
High-Rise Condominium                 1            $ 410,646.14               0.27%
PUD                                  89          $36,179,682.41              23.72%
Total                               366         $152,546,051.81             100.00%
------------------------------------------------------------------------------------






                                Occupancy Type(1)

------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
Occupancy Type           Mortgage Loans     Balance Outstanding           Loan
------------------------------------------------------------------------------------
Owner Occupied                      360         $149,945,351.81              98.30%
Second Home                           6           $2,600,700.00               1.70%
Grand Total                         366         $152,546,051.81             100.00%
------------------------------------------------------------------------------------


---------
(1) Based upon representations of the related Mortgagors at the time of origination.






                     Remaining Term to Maturity(1)


------------------------------------------------------------------------------------
Remaining Term           Number of          Aggregate Principal        Percent of
to Maturity (months)     Mortgage Loans     Balance Outstanding           Loan
------------------------------------------------------------------------------------
240                                   2         $    720,250.00                0.47%
300                                   4         $  1,353,250.00                0.89%
352                                   1         $    295,000.00                0.19%
357                                   1         $    413,117.72                0.27%
358                                   1         $    287,941.67                0.19%
359                                  10         $  4,057,084.42                2.66%
360                                 347         $145,419,408.00               95.33%
Grand Total                         366         $152,546,051.81              100.00%
-------------------------------------------------------------------------------------


---------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 1 is expected to be approximately 358.85 months.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

                                  SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWMBS, INC.


                                                By: /s/ Celia Coulter
                                                   ---------------------------
                                                   Celia Coulter
                                                   Vice President



Dated: July 16, 2001